Virtus Duff & Phelps Global Real Estate Securities Fund,

a series of Virtus Opportunities Trust

Supplement dated May 18, 2017 to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus dated April 10, 2017, as supplemented

Important Notice to Investors

In the section “Performance Information” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus, the table showing Average Annual Total Returns is hereby replaced in its entirety with the following:

	1 Year	5 Year	Since Inception (3/2/09)	Class R6 Since Inception (11/3/16)
Class I
Return Before Taxes	4.21%	10.35%	19.15%	—
Return After Taxes on Distributions	3.20%	9.29%	17.39%	—
Return After Taxes on Distributions and Sale of Fund Shares	2.51%	7.81%	15.35%	—
Class A
Return Before Taxes	-2.06%	8.77%	17.94%	—
Class C
Return Before Taxes	3.18%	9.25%	17.96%	—
Class R6
Return Before Taxes	—	—	—	3.59%
FTSE EPRA/NAREIT Developed Rental Index (net) (reflects no deduction for fees, expenses or taxes)	4.74%	9.83%	18.86%	3.73%

Investors should retain this supplement with the

Prospectuses for future reference.

VOT 8020/ GlobalRealEstateCorrection (05/2017)